Exhibit 3.1

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

Public Deed Number Twenty Seven Thousand Two Hundred Fifty Three

(27,253)

Formally Forming the Sociedad de Responsabilidad Limitada,

Classic Cruises Holdings S. De R.L.

Panama City, November 6, 2007

In Panama City, capital of the Republic, seat of the Notarial District of the same name, on the sixth (6th) day of the month of November of the year two thousand seven (2007), before me, BORIS BARRIOS GONZALEZ, Notary Public First of the Panama City District, with personal identity card number eight-two hundred twelve-one thousand seven hundred twenty two (8-212-1722), there appeared in person the following: LUIS ALBERTO RODRIGUEZ, male, Panamanian of legal age, residing in Panama City, bearer of personal identity card number two-seventy seven-four hundred ninety seven (2-77-497), acting on behalf and as representative of Classic Cruises, LLC, incorporated in the State of Delaware of the United States on the first (1st) day of November of the year two thousand seven (2007), limited liability corporation of Delaware number four-four-five-zero-eight-two-six (4450826), with a power granted by said corporation and given to me by the appearing party so it can be entered along with this deed as I am hereby entering, and OMAIRA ESTHER CORDOBA, female, Panamanian of legal age, bearer of personal identity card number seven-thirty two-one hundred fifty six (7-32-156), acting on behalf and as representative of Classic Cruises II, LLC, incorporated in the State of

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Delaware of the United States on first (1st) day of November of the year two thousand seven (2007), limited liability corporation of Delaware number four-four-five-zero-eight-five-zero (4450850), with a power granted by said corporation and given to me by the appearing party so it can be recorded along with this deed as I am hereby recording, persons whom I attest I know and who asked me to record in this public deed, the following:

FIRST: That the power granters, namely CLASSIC CRUISES, LLC and CLASSIC CRUISES II, LLC, wish to form a sociedad de responsabilidad limitada conforming to the dispositions of Law twenty four (24) of the first (1st) of February of nineteen sixty six (1966) of the Republic of Panama, bearing the name CLASSIC CRUISES HOLDINGS S. DE R.L. and with that goal grant the following PUBLIC DEED of said corporation.

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

ARTICLE ONE

(Name)

The name of the Sociedad de Responsabilidad Limitada is Classic Cruises Holdings S. DE R.L.

ARTICLE TWO

(Nature of Business and Purposes)

The general purposes of the company are to do any and all of the things and to exercise in accordance with this Charter any and all of the powers hereinafter set forth in any part of the world, including, without limitation:

(a)     To establish and carry on a financial, investment holding, commercial, manufacturing, shipping and transportation business and the exploitation of natural resources.

(b)     To acquire, lease and sell, transfer, deal in, pledge, mortgage, charge or otherwise dispose of all kinds of real and personal property and securities of all kinds, including but not limited to patents, licenses, trademarks, inventions, copyrights, trade names, brands, designs, leases, goods, merchandise, ships, aircraft and other vessels, factories, land of all types and natural resources; and while the owner thereof to exercise all rights and privileges pertaining thereto.

(c)     To lend or borrow money or become liable for the payment of money and to provide indemnity, as principal, co-obligor or guarantor.

(d)     To enter into contracts and arrangements of every kind with any person, entity, government or authority.

(e)     To carry on any or all of its business in any country in the world, and to keep the books and accounts of the company, at any place or places, either within or outside the Republic of Panama, as determined by the administrators or the members in accordance with this Charter.

(f)     To provide for the management of the company by the delegation to an attorney or attorneys of such powers as the administrators or members may determine in accordance with this Charter.

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(g)     To carry on any lawful business in any part of the world and do any and all of the above acts and to have any and all of the above powers, alone or with others and through agents or otherwise, and as trustee, without conducting trust business in the Republic of Panama; and to do all such other things as are incidental to the attainment of the above purposes.

The purposes specified in each paragraph of this Article Two shall not be restricted by reference to or inference from, any other paragraph, and in the event of any ambiguity this Article Second shall be construed in such a way as to widen and not to restrict the powers of the company.

ARTICLE THREE

(Members of the Company)

The members of the company are:

1.         Classic Cruises, LLC, a limited liability corporation organized in accordance with the laws of the State of Delaware, United States of America, on November first (1st), two thousand seven (2007), with Delaware limited liability corporation number four four five zero eigth two six (4450826), with domicile at Delaware, United States of America.

2.         Classic Cruises II, LLC, a limited liability corporation organized in accordance with the laws of the State of Delaware, United States of America, on November first (1st), two thousand seven (2007), with Delaware limited liability corporation number four four five zero eigth two six (4450826), with domicile at Delaware, United States of America.

ARTICLE FOUR

(Capital of the Company)

(a)     The capital of the company shall be TWO THOUSAND Balboas (B/. 2,000.00), currency of the Republic of Panama, divided into TWENTY (20.00) quotas of the value of One hundred Balboas (B/.100.00) each.

(b)     The members have subscribed and fully paid in cash the quotas of the company in the following proportions:

1.         Classic Cruises, LLC Ten (10) quotas.

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

2.         Classic Cruises II, LLC Ten (10) quotas.

(c)     The liability of the members for the obligations of the company shall be limited to the amount, if any, promised but unpaid on their quotas.

(d)     Each quota of the value of One Hundred Balboas (B/. 100.00) shall give the owner thereof the right to one (1) vote.

(e)     In the event of the death of a member who is a natural person, the company shall continue in existence only with the surviving members and, in such case, the heirs of the deceased member shall only have the right to receive an amount equal to the value of the quotas held by the deceased member at the time of death in exchange for the quotas held by such member.

ARTICLE FIVE

(Domicile of the Company)

The domicile of the company shall be at P.H. Plaza 2000 Building, sixteenth (16th) Floor, fiftieth (50th) street, Panama, Republic of Panama, but the company may establish its center of operations, offices and branches anywhere in the world as from time to time determined by the members or administrators.

ARTICLE SIX

(Duration)

The duration of the company shall be of ninety nine (99) years unless the duration is extended by agreement of the members or the company is sooner terminated in accordance with the provisions of this instrument. This company shall be terminated and dissolved by any one of the following circumstances: (a) upon the agreement of the members or (b) in case only one member remains in existence.

ARTICLE SEVEN

(Administrators)

The Administrators of the company shall be Kevin Crowe, Steve Martinez and Darren Glatt. Each of the administrators herein named shall have all the powers accorded to administrators of sociedades de responsabilidad limitada under the laws of the Republic of Panama. In

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addition, each of the Administrators of the company, acting singly, shall have all of the powers set forth in Article Two hereof and shall not require special authorization from the members to carry out acts or enter into contracts beyond the normal course of business of the company, including, without limitation:

(i) To establish and carry on a financial, investment holding, commercial, manufacturing, shipping and transportation business and the exploitation of natural resources.

(ii) To acquire, lease and sell, transfer, deal in, pledge, mortgage, charge or otherwise dispose of all kinds of real and personal property and securities of all kinds, including but not limited to patents, licenses, trademarks, inventions, copyrights, trade names, brands, designs, leases, goods, merchandise, ships, aircraft and other vessels, factories, land of all types and natural resources; and while the owner thereof to exercise all rights and privileges pertaining thereto.

(iii) To lend or borrow money or become liable for the payment of money and to provide indemnity, as principal, co-obligor or guarantor.

(iv) To enter into contracts and arrangements of every kind with any person, entity, government or authority.

The powers specified in each paragraph of this Article Seven shall not be restricted by reference to or inference from, any other paragraph, and in the event of any ambiguity this Article Seven shall be construed in such a way as to widen and not to restrict the powers of the Administrators.

(b) The members shall appoint and remove administrators.

ARTICLE EIGHT

(Meetings of the Members)

(a)     So long as the number of members of this company is not greater than five (5), it shall not be necessary to hold meetings of members. Nevertheless, meetings of the members may be called at any time by the

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

administrators or by members who represent not less than twenty-five percent (25%) of the capital of the company.

(b)     The administrator(s) shall be able to consult the members in writing, by facsimile, telegram, cable or by registered mail and the members shall reply in the same manner. The replies shall be filed and kept by the company, and minutes thereof shall be drawn and signed by an Administrator, or whomever is so appointed by the administrator(s), and said replies shall be counted as votes.

(c)     Meetings of the members may be held at any place or places, within or outside the Republic of Panama. At any meeting of the members, any member may be represented and vote by proxy (who need not be a member) appointed by instrument in writing, with or without power of substitution. Meetings of the members shall be deemed to be among persons present if the participants are in direct communication by telephone, telex, electronic or other means of communications. Resolutions of the members shall be valid and effective if adopted in writing without a meeting, even if they are signed at different times and places.

ARTICLE NINE

(Fiscal Year)

The fiscal year of the company shall be from January first (1st) to December thirty-first (31st) of each year.

ARTICLE TEN

(Resident Agent)

The firm of Arias, Fábrega & Fábrega, with address at Plaza 2000 Building, fiftieth (50th) Street, Panama, Republic of Panama, is hereby authorized to secure the protocolization and recordation at the Public Registry of Panama of any document of the company.

ARTICLE ELEVEN

(Indemnification)

(a)     No administrator or attorney in fact of this company shall be liable, responsible or accountable in damages or otherwise to the company or any of the members for any act or omission performed or omitted (i) in good faith on behalf of the company, (ii) in a manner reasonably believed by such administrator or

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attorney in fact to be within the scope of the authority granted to such person by this charter, by the members or by the administrators, and (iii) in a manner not constituting gross negligence, willful misconduct, fraud or breach of a fiduciary duty.

(b)     This company shall, to the fullest extent permitted by applicable law, indemnify any person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was an administrator, employee, or agent of the company from and against any and all of the judgments, penalties (including excise and similar taxes), fines, settlements, and reasonable expenses (including court costs and attorney’s fees) actually incurred by the person in connection with the proceeding, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any agreement, vote of members or administrators or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an Administrator, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person; provided, however, that if the person is found liable to the company or is found liable on the basis that personal benefit was improperly received by the person, the indemnification (i) is limited to reasonable expenses actually incurred by the person in connection with the proceeding, and (ii) shall not be made in respect of any proceeding in which the person shall have been found liable for wrongful or intentional misconduct in the performance of his duty to the company.

SECOND: In this state, Mr. LUIS ALBERTO RODRIGUEZ, referred to above, testifies that acting on behalf and in representation of KEVIN CROWE, DARREN GLATT, and STEVE MARTINEZ, according to powers that Mr. LUIS ALBERTO RODRIGUEZ has submitted to me, to record as I am hereby recording, that he is signing this deed on behalf and in representation of KEVIN CROWE, DARREN GLATT, and STEVE MARTINEZ

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

as administrators of the Sociedad de Responsabilidad Limitada named CLASSIC CRUISES HOLDINGS S. DE R.L.

English documents are hereby added to the record along with their respective Spanish translations, which contain the powers granted by Classic Cruises, LLC and Classic Cruises II, LLC. Also added to the record are special powers granted by KEVIN CROWE, DARREN GLATT, and STEVE MARTINEZ.

The notary notes that this Public Deed has been prepared based on a bill signed by Mr. Fernando Antonio Arias, practicing lawyer, which I am hereby attesting to and which has been returned to the interested party.

This Deed was read to the appearing parties in the presence of the instrumental witnesses, Mrs. IVONNE ARIZA, with personal identity card number eight-four hundred seventy nine-five hundred ninety four (8-479-594), and Mrs. LOURDES PEREZ, bearer of personal identity card number four-two hundred fifty one-four hundred forty nine (4-251-549), of legal age, residents of this city, whom I know and who are capable individuals, they all found it correct, approved it and signed it before me, the Notary. THIS DEED IS PUBLIC DEED NUMBER TWENTY SEVEN THOUSAND TWO HUNDRED FIFTY THREE (27,253)

(Signed by) LUIS ALBERTO RODRIGUEZ – OMAIRA ESTHER CORDOBA – IVONNE ARIZA – LOURDES PEREZ – BORIS BARRIOS GONZALEZ, Notary Public First.

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TRANSLATION

POWER

KEVIN CROWE

I, KEVIN CROWE, male of legal age, merchant, citizen of the United States, passport number [*], residing in New York, NY, hereby grant special powers to LUIS ALBERTO RODRIGUEZ, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number two-two hundred seventy seven-four hundred ninety seven (No.2-277-497), OMAIRA ESTHER CORDOBA, female of legal age, secretary, citizen of the Republic of Panama, with personal identity card number seven-thirty two-one hundred fifty six (No. 7-32-156), and RICARDO DARIO SALCEDO, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number eight-eighty-two hundred ninety eight (No. 8-80-298), so that on behalf and in representation of the undersigned either one of them, acting as individuals and with full power of substitution, can appear before a Notary Public in the Republic of Panama, and grant the appropriate public instrument by which the “Sociedad de Responsabilidad Limitada” Classic Cruises Holdings S. DE R.L. is established under the laws of the Republic of Panama, according to Law Twenty Four (24) of the first (1st) of February of the year nineteen sixty six (1966) of the Republic of Panama, and the acceptance of my appointment as administrator of said corporation and in general, present all the other instruments and documents and adopt any other necessary measures to carry out the purpose of this power.

In testimony whereof, the undersigned has granted this power on the second (2nd) day of November of the year two thousand seven (2007)

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

KEVIN CROWE

(Signed) Kevin Crowe

State of New York

New York County

Sworn before me today, the second (2nd) day of November of the year two thousand seven (2007)

(Signed) Margaret A. Inglese, Notary Public, my appointment expires on January 16, 2011.

(NOTARY STAMP OF THE STATE OF NEW YORK – UNITED STATES) –599721 -- - - NEW YORK COUNTY

I, NORMAN GOODMAN, Secretary of the County and the Supreme Court of the State of New York, in and for the State of New York, which is a court of record, having a seal by law, hereby certify according with the Executive Law of the State of New York, that MARGARET A. INGLESE, whose name appears in the attached sworn declaration, deposition, certificate of recognition, or proof which she accepted while serving as NOTARY PUBLIC in and for the State of New York, duly appointed, sworn and enabled to act as such, that according to the law, an appointment or certificate of character, with her signature has been recorded in my office; that at the moment of accepting said proof, recognition of sworn statement, she was duly authorized to accept it; that I know the signature of said NOTARY PUBLIC well or have compared the signature in the attached document with the signature recorded in my office, and I find it to be authentic.

I hereby attest that I have stamped my signature and official seal today, the fifth (5th) day of November of the year two thousand seven (2007)

(Signed) Norman Goodman, Secretary of the County and the Supreme Court,

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New York County

(NOTARY STAMP OF NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES)

APOSTILLE

(Hague Convention of October 5, 1961)

1. Country: United States of America

This public document

2. Has been signed by Norman Goodman

3. Acting as Secretary of the County

4. Bears the stamp/seal of New York County

CERTIFIED

5. In New York, NY

6. On November 5, 2007

7. By the Special Undersecretary of State for the state of New York

8. No. NYC-10288241B

9. Stamp/Seal: (SEAL OF THE SECRETARY OF STATE OF THE STATE OF NEW YORK, USA)

10. Signature: (Signed) James Bizzari, Special Undersecretary of State

-The above is an English Translation. Panama, November 6, 2007. Sofia M. Frias; Authorized Public Translator, personal identification card number 8-211-1946. (SEAL)

TRANSLATION

POWER

DARREN GLATT

I, DARREN GLATT, male of legal age, merchant, citizen of the United States, passport number [*], residing in New York, NY, hereby grant special powers to LUIS ALBERTO RODRIGUEZ, male of legal age, secretary, citizen of the

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

Republic of Panama, with personal identity card number two-two hundred seventy seven-four hundred ninety seven (No.2-277-497), OMAIRA ESTHER CORDOBA , female of legal age, secretary, citizen of the Republic of Panama, with personal identity card number seven-thirty two-one hundred fifty six (No. 7-32-156), and RICARDO DARIO SALCEDO, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number eight-eighty-two hundred ninety eight (No. 8-80-298), so that on behalf and in representation of the undersigned either one of them, acting as individuals and with full power of substitution, can appear before a Notary Public in the Republic of Panama, and grant the appropriate public instrument by which the “Sociedad de Responsabilidad Limitada” Classic Cruises Holdings S. DE R.L. is established under the laws of the Republic of Panama, according to Law Twenty Four (24) of the first (1st) of February of the year nineteen sixty six (1966) of the Republic of Panama, and the acceptance of my appointment as administrator of said corporation and in general, present all the other instruments and documents and adopt any other necessary measures to carry out the purpose of this power.

In testimony whereof, the undersigned has granted this power on the second (2nd) day of November of the year two thousand seven (2007)

DARREN GLATT

(Signed) Darren GLATT

State of New York

New York County

Sworn before me today, the second (2nd) day of November of the year two thousand seven (2007)

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(Signed) Margaret A. Inglese, Notary Public, my appointment expires on January 16, 2011.

(NOTARY STAMP OF THE STATE OF NEW YORK – UNITED STATES) –599719 -- - - NEW YORK COUNTY

I, NORMAN GOODMAN, Secretary of the County and the Supreme Court of the State of New York, in and for the State of New York, which is a court of record, having a seal by law, hereby certify according with the Executive Law of the State of New York, that MARGARET A. INGLESE, whose name appears in the attached sworn declaration, deposition, certificate of recognition, or proof which she accepted while serving as NOTARY PUBLIC in and for the State of New York, duly appointed, sworn and enabled to act as such, that according to the law, an appointment or certificate of character, with her signature has been recorded in my office; that at the moment of accepting said proof, recognition of sworn statement, she was duly authorized to accept it; that I know the signature of said NOTARY PUBLIC well or have compared the signature in the attached document with the signature recorded in my office, and I find it to be authentic.

I hereby attest that I have stamped my signature and official seal today, the fifth (5th) day of November of the year two thousand seven (2007)

(Signed) Norman Goodman, Secretary of the County and the Supreme Court, New York County

(NOTARY STAMP OF NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES)

APOSTILLE

(Hague Convention of October 5, 1961)

1. Country: United States of America

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

This public document

2. Has been signed by Norman Goodman

3. Acting as Secretary of the County

4. Bears the stamp/seal of New York County

CERTIFIED

5. In New York, NY

6. On November 5, 2007

7. By the Special Undersecretary of State for the state of New York

8. No. NYC-10288239B

9. Stamp/Seal: (SEAL OF THE SECRETARY OF STATE OF THE STATE OF NEW YORK, USA)

10. Signature: (Signed) James Bizzari, Special Undersecretary of State

-The above is an English Translation. Panama, November 6, 2007. Sofia M. Frias; Authorized Public Translator, personal identification card number 8-211-1946. (SEAL)

TRANSLATION

POWER

STEVEN MARTINEZ

I, STEVEN MARTINEZ, male of legal age, married, business manager, citizen of the United States, passport number [*], residing in New York, NY, hereby grant special powers to LUIS ALBERTO RODRIGUEZ, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number two-two hundred seventy seven-four hundred ninety seven (No.2-277-497), OMAIRA ESTHER CORDOBA , female of legal age, secretary, citizen of the Republic of Panama, with personal identity card number

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seven-thirty two-one hundred fifty six (No. 7-32-156), and RICARDO DARIO SALCEDO, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number eight-eighty-two hundred ninety eight (No. 8-80-298), so that on behalf and in representation of the undersigned either one of them, acting as individuals and with full power of substitution, can appear before a Notary Public in the Republic of Panama, and grant the appropriate public instrument by which the “Sociedad de Responsabilidad Limitada” Classic Cruises Holdings S. DE R.L. is established under the laws of the Republic of Panama, according to Law Twenty Four (24) of the first (1st) of February of the year nineteen sixty six (1966) of the Republic of Panama, and the acceptance of my appointment as administrator of said corporation and in general, present all the other instruments and documents and adopt any other necessary measures to carry out the purpose of this power.

In testimony whereof, the undersigned has granted this power on the second (2nd) day of November of the year two thousand seven (2007)

STEVE MARTINEZ

(Signed) Steve Martinez

State of New York

New York County

Sworn before me today, the second (2nd) day of November of the year two thousand seven (2007)

(Signed) Margaret A. Inglese, Notary Public, my appointment expires on January 16, 2011.

(NOTARY STAMP OF THE STATE OF NEW YORK – UNITED STATES) –599720 -- - - NEW YORK COUNTY

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

I, NORMAN GOODMAN, Secretary of the County and the Supreme Court of the State of New York, in and for the State of New York, which is a court of record, having a seal by law, hereby certify according with the Executive Law of the State of New York, that MARGARET A. INGLESE, whose name appears in the attached sworn declaration, deposition, certificate of recognition, or proof which she accepted while serving as NOTARY PUBLIC in and for the State of New York, duly appointed, sworn and enabled to act as such, that according to the law, an appointment or certificate of character, with her signature has been recorded in my office; that at the moment of accepting said proof, recognition of sworn statement, she was duly authorized to accept it; that I know the signature of said NOTARY PUBLIC well or have compared the signature in the attached document with the signature recorded in my office, and I find it to be authentic.

I hereby attest that I have stamped my signature and official seal today, the fifth (5th) day of November of the year two thousand seven (2007)

(Signed) Norman Goodman, Secretary of the County and the Supreme Court, New York County

(NOTARY STAMP OF NEW YORK COUNTY, STATE OF NEW YORK, UNITED STATES)

APOSTILLE

(Hague Convention of October 5, 1961)

1. Country: United States of America

This public document

2. Has been signed by Norman Goodman

3. Acting as Secretary of the County

4. Bears the stamp/seal of New York County

CERTIFIED

5. In New York, NY

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6. On November 5, 2007

7. By the Special Undersecretary of State for the state of New York

8. No. NYC-10288240B

9. Stamp/Seal: (SEAL OF THE SECRETARY OF STATE OF THE STATE OF NEW YORK, USA)

10. Signature: (Signed) James Bizzari, Special Undersecretary of State

-The above is an English Translation. Panama, November 6, 2007. Sofia M. Frias; Authorized Public Translator, personal identification card number 8-211-1946. (SEAL)

TRANSLATION

POWER

CLASSIC CRUISES, LLC

I, FRANK J. DEL RIO, citizen of the United States, passport number [*], residing in the State of Florida, United States, acting in representation of Classic Cruises LLC, limited liability corporation of the State of Delaware, formed under the laws of the State of Delaware, on the first (1st) day of November of the year two thousand seven (2007), with limited liability corporation of the State of Delaware number four four five zero eight two six (4450826) hereby grant special powers to LUIS ALBERTO RODRIGUEZ, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number two-two hundred seventy seven-four hundred ninety seven (No.2-277-497), OMAIRA ESTHER CORDOBA , female of legal age, secretary, citizen of the Republic of Panama, with personal identity card number seven-thirty two-one hundred fifty six (No. 7-32-156),

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Republic of Panama

Notarial Paper

[EMBLEM]

First Notary Office of the Panama City District

and RICARDO DARIO SALCEDO, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number eight-eighty-two hundred ninety eight (No. 8-80-298), so that on behalf and in representation of the undersigned either one of them, acting as individuals and with full power of substitution, can appear before a Notary Public in the Republic of Panama, and grant the appropriate public instrument by which the “Sociedad de Responsabilidad Limitada” Classic Cruises Holdings S. DE R.L. is established under the laws of the Republic of Panama, according to Law Twenty Four (24) of the first (1st) of February of the year nineteen sixty six (1966) of the Republic of Panama, and on behalf of the undersigned they can subscribe ten (10) payments of one hundred Balboas (B/100.00) each one from the capital of the said corporation and in general, present all the other instruments and documents and adopt any other necessary measures to carry out the purpose of this power.

In testimony whereof, the undersigned has granted this power on the second (2nd) day of November of the year two thousand seven (2007)

CLASSIC CRUISES, LLC

(Signed) Frank J. Del Rio

State of Florida

Miami Dade County

Sworn Statement

Frank J. Del Rio appeared before me, Fiona M. Applebaum, on the second (2nd) day of November of the year two thousand seven (2007). I personally know him as the person whose name appears in the attached document, he recognized and showed proof that he is fully authorized by the entity on whose behalf he is acting to grant the attached instrument

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and by signing the instrument, said entity granted the instrument

I hereby attest that I have stamped my signature and official seal

(Signed) Fiona M. Applebaum, Notary Public, my appointment expires November 7, 2009.

(NOTARY STAMP OF THE STATE OF FLORIDA – UNITED STATES)

APOSTILLE

(Hague Convention of October 5, 1961)

1. Country: United States of America

This public document

2. Has been signed by FIONA M. APPLEBAUM

3. Acting as Notary Public of the State of Florida

4. Bears the stamp/seal of the State of Florida

CERTIFIED

5. In Tallahassee, Florida

6. On November 5, 2007

7. By the Special Secretary of State of the state of Florida

8. No. 2007-90649

9. Stamp/Seal: (SEAL OF THE SECRETARY OF STATE OF THE STATE OF FLORIDA, USA)

10. Signature: (Signed) Illegible, Secretary of State

-The above is an English Translation. Panama, November 6, 2007. Sofia M. Frias; Authorized Public Translator, personal identification card number 8-211-1946. (SEAL)

TRANSLATION

POWER

CLASSIC CRUISES II, LLC

The undersigned, GEMA MARIA PIÑON, citizen of the United States, passport number [*], residing in the State of Florida, United States, acting in representation of Classic Cruises II, LLC, limited

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

liability corporation of the State of Delaware, formed under the laws of the State of Delaware, on the first (1st) day of November of the year two thousand seven (2007), with limited liability corporation of the State of Delaware number four four five zero eight five zero (4450850) hereby grant special powers to LUIS ALBERTO RODRIGUEZ, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number two-two hundred seventy seven-four hundred ninety seven (No.2-277-497), OMAIRA ESTHER CORDOBA, female of legal age, secretary, citizen of the Republic of Panama, with personal identity card number seven-thirty two-one hundred fifty six (No. 7-32-156), and RICARDO DARIO SALCEDO, male of legal age, secretary, citizen of the Republic of Panama, with personal identity card number eight-eighty-two hundred ninety eight (No. 8-80-298), so that on behalf and in representation of the undersigned either one of them, acting as individuals and with full power of substitution, can appear before a Notary Public in the Republic of Panama, and grant the appropriate public instrument by which the “Sociedad de Responsabilidad Limitada” Classic Cruises Holdings S. DE R.L. is established under the laws of the Republic of Panama, according to Law Twenty Four (24) of the first (1st) of February of the year nineteen sixty six (1966) of the Republic of Panama, and on behalf of the undersigned they can subscribe ten (10) payments of one hundred Balboas (B/100.00) each one from the capital of the said corporation and in general, present all the other instruments and documents and adopt any other necessary measures to carry out the purpose of this power.

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In testimony whereof, the undersigned has granted this power on the second (2nd) day of November of the year two thousand seven (2007)

CLASSIC CRUISES II, LLC

(Signed) Gema Maria Piñon, Authorized Person

State of Florida

Miami Dade County

Sworn Statement

Gema Piñon appeared before me, Fiona M. Applebaum, on the second (2nd) day of November of the year two thousand seven (2007). I personally know her as the person whose name appears in the attached document, she recognized and showed proof that she is fully authorized by the entity on whose behalf she is acting to grant the attached instrument and by signing the instrument, said entity granted the instrument

I hereby attest that I have stamped my signature and official seal (Signed) Fiona M. Applebaum, Notary Public, my appointment expires November 7, 2009.

(NOTARY STAMP OF THE STATE OF FLORIDA – UNITED STATES)

APOSTILLE

(Hague Convention of October 5, 1961)

1. Country: United States of America

This public document

2. Has been signed by FIONA M. APPLEBAUM

3. Acting as Notary Public of the State of Florida

4. Bears the stamp/seal of the State of Florida

CERTIFIED

5. In Tallahassee, Florida

6. On November 5, 2007

7. By the Special Secretary of State of the state of Florida

8. No. 2007-90650

9. Stamp/Seal: (SEAL OF THE SECRETARY OF STATE OF THE STATE OF FLORIDA, USA)

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

10. Signature: /s/ Secretary of State

-The above is an English Translation. Panama, November 6, 2007. Sofia M. Frias; Authorized Public Translator, personal identification card number 8-211-1946. (SEAL OF NOTARY PUBLIC)

[SEAL OF THE PUBLIC REGISTRY OF THE REPUBLIC OF PANAMA]

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

Public Deed Number Sixteen Thousand Eight Hundred Fifty Four

(16,854)

Formally Recording a Written Consent of the Members of the Sociedad de

Responsabilidad Limitada, Classic Cruises Holdings S. De R.L., whereby Articles One and Six of the Charter are Amended

Panama, September 2, 2009

In Panama City, capital of the Republic, seat of the Notarial District of the same name, on the twelfth (12th) day of the month of January of the year two thousand nine (2009), before me, LUIS FRAIZ DOCABO, Notary Public First of the Panama City District, with personal identity card number eight-three hundred eleven-seven hundred thirty four (8-311-734), there appeared in person ROY CARLOS DURLING TUDISCO, male of legal age, married, Panamanian lawyer residing in Panama City, bearer of personal identity card number eight-five hundred-five hundred ninety seven (8-500-597), whom I know in his capacity as legal representative of the Law Firm ARIAS, FABREGA & FABREGA, which is the Resident Agent of CLASSIC CRUISES HOLDINGS S. DE R.L., registered in the Public Record Mercantile Section File Number S.L. eight hundred seventy six, (S.L. 876) document one million two hundred thirty eight two hundred twelve (1238212) on the Seventh (7th) day of November of the year two thousand seven (2007), and gave me a document in English ,to be recorded, as I am hereby recording along with its corresponding Spanish Translation, which contains written consent of the members of the sociedad de responsabilidad limitada CLASSIC CRUISES HOLDINGS S. DE R.L., whereby Articles One and Six of the Charter are amended.

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The contents of the aforementioned document are hereby transcribed. Having read it to the appearing party in presence of the instrumental witnesses, Mr. MARTIN GONZALEZ DIAZ, with personal identity card number eight-seven hundred four-one thousand two hundred fifty (8-704-1250) and YULIA CORREA with personal identification card number eight-three hundred eighty-ninety six (8-380-96), of legal age, residents of this city, whom I know to be qualified, they all found it to be correct, approved it and signed it before me, the Notary. THIS DEED IS PUBLIC DEED NUMBER SIXTEEN THOUSAND EIGHT HUNDRED FIFTY FOUR(16,854)

(Signed) ROY CARLOS DURLING TUDISCO – MARTIN GONZALEZ DIAZ – YULIA CORREA – LUIZ FRAIZ DOCABO, Notary Public First

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CLASSIC CRUISES HOLDINGS S. DE R.L.

Written Consent of Members

to amend the Charter to change the name of the Company

Dated as of August 13, 2009

The undersigned (the “Members”), being the holders of the totality of the quotas issued and outstanding with the right to vote of CLASSIC CRUISES HOLDINGS S. DE R.L., a sociedad de responsabilidad limitada organized under the laws of the Republic of Panama (the “Company”), DO HEREBY CONSENT to the taking of the following actions and DO HEREBY ADOPT the following resolutions by written action.

CHANGE OF NAME

“THAT ARTICLES ONE and SIX of the Charter of the Company be amended in their entirety to read as follows:

“ARTICLE ONE: (Name) The name of the Sociedad de Responsabilidad Limitada is SEVEN SEAS CRUISES S. DE R.L.”

“ARTICLE SIX: (Duration) The duration of the company is to be perpetual.”

“THAT ARIAS, FABREGA & FABREGA, Panamanian attorneys at law, are hereby authorized to take all actions necessary in order to ensure that a copy of these resolutions is promptly recorded at the Office of the Public Registry of Panama.”

IN WITNESS WHEREOF, the undersigned has executed this Written Consent of the members of the Company.

CLASSIC CRUISES, LLC

By:	(Signed) Gema Piñon
Name: Gema Piñon
Title: Authorized Person

CLASSIC CRUISES II, LLC

By:	(Signed) Gema Piñon
Name: Gema Piñon
Title: Authorized Person

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

CERTIFICATE OF AN ADMINISTRATOR

The undersigned, FRANK J. DEL RIO, administrator of CLASSIC CRUISES HOLDINGS S. DE R.L., certifies (a) that attached hereto is a true, correct, complete and authentic copy of the resolutions of the members of the Company, adopted by means of a written consent without a meeting dated as of August 13, 2009 (the “Resolutions”); (b) the Resolutions have been approved by the holders of the totality of the quotas issued and outstanding of the Company entitled to vote, which is the number of quotas required for such approval; (c) that the contents of the Resolutions were previously informed to all the persons entitled to vote on them; and (d) the Resolutions have not been revoked, amended or in any other form modified.”

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of August, 2009

By:	(Signed) Frank J. Del Rio
Name: Frank J. Del Rio
Title: Administrator

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

Public Deed Number Twenty Six Thousand Three Hundred Sixty Seven

(26,367)

Formally Recording Minutes of a Session of the Members of the Sociedad de

Responsabilidad Limitada, Seven Seas Cruises S. De R.L., whereby the Amendment to

Article Seven of the Charter is Memorialized

Panama, December 18, 2009

In Panama City, capital of the Republic, seat of the Notarial District of the same name, on the eighteenth (18th) day of the month of December of the year two thousand nine (2009), before me, LUIS FRAIZ DOCABO, Notary Public First of the Panama City District, with personal identity card number eight-three hundred eleven-seven hundred thirty four (8-311-734), there appeared in person ROY CARLOS DURLING TUDISCO, male of legal age, married, Panamanian lawyer residing in Panama City, bearer of personal identity card number eight-five hundred-five hundred ninety seven (8-500-597), whom I know in his capacity as legal representative of the Law Firm ARIAS, FABREGA & FABREGA, which is the Resident Agent of SEVEN SEAS CRUISES S. DE R.L., registered in the Public Record Mercantile Section File Number S.L. eight hundred seventy six, (S.L. 876) document one million two hundred thirty eight two hundred twelve (1238212) on the Seventh (7th) day of November of the year two thousand seven (2007), and gave me a document in English ,to be recorded, as I am hereby recording along with its corresponding Spanish Translation, which contains a record of a session of the members of the sociedad de responsabilidad limitada known as SEVEN SEAS CRUISES S. DE R.L., whereby Article 7 of the Charter is amended.

The contents of the aforementioned document are hereby transcribed. Having read it to the appearing party in presence of the instrumental witnesses, Mr. MARTIN GONZALEZ DIAZ, with personal identity card number eight-seven hundred four-one thousand two hundred fifty (8-704-1250) and YULIA CORREA with personal identification card number eight-three hundred eighty-ninety six (8-380-96), of legal age, residents of this city, whom I know to be qualified, they all found it to be correct, approved it and signed it before me, the Notary. THIS DEED IS PUBLIC DEED NUMBER TWENTY SIX THOUSAND TWO HUNDRED SIXTY SEVEN (26,267)

(Signed) ROY CARLOS DURLING TUDISCO – MARTIN GONZALEZ DIAZ – YULIA CORREA – LUIS FRAIZ DOCABO, Notary Public First (SEAL OF NOTARY PUBLIC)

[SEAL OF THE PUBLIC REGISTRY OF THE REPUBLIC OF PANAMA]

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MINUTES OF THE MEETING OF

THE MEMBERS OF SEVEN SEAS CRUISES S. DE R.L.

A meeting of the Members of SEVEN SEAS CRUISES S. DE R.L., a sociedad de responsabilidad limitada organized and existing under the laws of the Republic of Panama (the “Company”) was held at the City of Panama, Republic of Panama, on December 17, 2009, at 10:00 a.m., pursuant to waiver of notice.

Present or represented at the meeting were all of the members of the Company to wit:

CLASSIC CRUISES, LLC, represented at this meeting by its proxy, Mr. Luis Alberto Rodriguez.

CLASSIC CRUISES II, LLC, represented at this meeting by its proxy, Mr. Adolfo Sauri.

so that there was the necessary quorum to hold the meeting.

Since the Company is a sociedad de responsabilidad limitada and has not elected a President and Secretary, the members elected Mr. Luis Alberto Rodriguez to act as Chairman of the meeting and Mr. Adolfo Sauri to act as Secretary of the meeting.

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

The Chairman stated that it was necessary to consider amending Article Seven of the Charter.

After a brief discussion, upon motion duly made and seconded, the following resolutions were unanimously adopted:

RESOLVED THAT: Article Seven of the Charter shall be amended in its entirety to read as follows:

Article Seven: (Administrators and Officers)

(a)      The business and affairs of the company shall be managed by the administrators. In such capacity, the administrators shall have broad powers to manage the business and affairs of the company and may exercise all of the powers of the company, including, but not limited to, the power to sell, transfer or otherwise dispose of all or any part of the assets and properties of the company, to pledge, mortgage or otherwise encumber them as security for the obligations of the company or of third parties. The administrators of the company are empowered to appoint attorneys-in-fact, special advisors, officers, agents or representatives which they may consider convenient to appoint, to fix their tasks and to revoke their appointments.

(b)      The members shall have the power to appoint the administrators and to remove any of them. It is not necessary that administrators be members.

(c)      Any action or decision of the administrators shall require the affirmative vote of a majority of the administrators.

(d)      Meetings of the administrators may be held at any place or places, within or without the Republic of Panama. At any meeting of the administrators, any administrator may be represented and vote by proxy (who need not be administrators or members) appointed by instruments in writing, with or without power of substitution. At any meeting of the administrators the presence in person or by proxy of the majority of administrators shall constitute quorum. Unless

[SEAL OF THE PUBLIC REGISTRY OF THE REPUBLIC OF PANAMA]

otherwise waived by unanimous vote of administrators in attendance, notices of meetings of the administrators shall be given in writing by mail, facsimile, electronic mail or other electronic means by any one of the administrators, not less than ten (10) nor more than sixty (60) days before the date of the meeting.

(e)      Meetings of the administrators shall be deemed to be among persons present if the participants are in direct communication by telephone, telex, electronic or other means of communications. Resolutions of the administrators shall be valid and effective if adopted in writing without a meeting, even if they are signed at different times and places.

(f)      Any action, measure or resolution that could otherwise be taken, enacted or adopted (as the case may be) pursuant to a meeting of the administrators may be taken, enacted or adopted (as the case may be) pursuant to the unanimous written consent of administrators.

(g)      Until such time as they resign or are removed or replaced by the members, the administrators of the company shall be STEVEN MARTINEZ, ADAM ARON, ERIC PRESS, FRANK J. DEL RIO, DANIEL M. HOLTZ, RUSSELL W. GALBUT and KEVIN CROWE. The mailing address for all such administrators shall be: c/o Prestige Cruises International, Inc., 8300 N.W. 33rd Street, Suite 308, Miami, Florida, United States of America.

(h)      The company shall have officers. The administrators shall appoint and remove any of the officers. The administrators shall, from time to time, determine the duties, responsibilities and powers of the officers. The first officers shall be:

Name	Title

FRANK J. DEL RIO	Chairman and Chief Executive Officer

ROBIN LINDSAY	Executive Vice President – Marine Operations / Hotel Services

KUNAL S. KAMLANI	Chief Financial Officer and Treasurer

GEMA PINON	Vice President, General Counsel and Secretary

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

RESOLVED THAT: ARIAS, FABREGA & FABREGA, attorneys-at-law, with offices at PH Plaza 2000, 16th Floor, 50th Street, Panama, Republic of Panama, are hereby authorized and empowered to appear before a notary public in the City of Panama, Republic of Panama, for the purpose of including a copy of these minutes in a public deed, to record such public deed at the Office of the Public Registry of Panama, and, in general, to perform all such actions that may be necessary in their sole opinion in order to carry out the full intent and purposes of these resolutions.

There being no further business to discuss the meeting was adjourned.

(Signed) Luis Alberto Rodriguez -- Chairman of the Meeting

(Fdo.) Adolfo Sauri -- Secretary of the Meeting

The undersigned, Mr. Adolfo Sauri, Secretary of the meeting of the members of SEVEN SEAS CRUISES S. DE R.L., hereby certifies that the foregoing is a true copy of the minutes of the meeting of the members held on December 17, 2009.

Date: December 17, 2009

(Signed) Adolfo Sauri -- Secretary of the Meeting

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

Public Deed Number Eight Hundred Two

(802)

Formally Recording Minutes of a Session of the Members of the Sociedad de

Responsabilidad Limitada, Seven Seas Cruises S. De R.L., whereby Paragraph (H) of

Article Seven of the Charter is Amended

Panama, January 12, 2010

In Panama City, capital of the Republic, seat of the Notarial District of the same name, on the twelfth (12th) day of the month of January of the year two thousand ten (2010), before me, LUIS FRAIZ DOCABO, Notary Public First of the Panama City District, with personal identity card number eight-three hundred eleven-seven hundred thirty four (8-311-734), there appeared in person ROY CARLOS DURLING TUDISCO, male of legal age, married, Panamanian lawyer residing in Panama City, bearer of personal identity card number eight-five hundred-five hundred ninety seven (8-500-597), whom I know in his capacity as legal representative of the Law Firm ARIAS, FABREGA & FABREGA, which is the Resident Agent of SEVEN SEAS CRUISES S. DE R.L., registered in the Public Record Mercantile Section File Number S.L. eight hundred seventy six, (S.L. 876) document one million two hundred thirty eight two hundred twelve (1238212) on the Seventh (7th) day of November of the year two thousand seven (2007), and gave me a document in English, to be recorded, as I am hereby recording along with its corresponding Spanish Translation, which contains a record of a session of the members of the sociedad de responsabilidad limitada known as SEVEN SEAS CRUISES S. DE R.L., whereby paragraph (h) of Article 7 of the Charter is amended.

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The contents of the aforementioned document are hereby transcribed. Having read it to the appearing party in presence of the instrumental witnesses, Mr. MARTIN GONZALEZ DIAZ, with personal identity card number eight-seven hundred four-one thousand two hundred fifty (8-704-1250) and YULIA CORREA with personal identification card number eight-three hundred eighty-ninety six (8-380-96), of legal age, residents of this city, whom I know to be qualified, they all found it to be correct, approved it and signed it before me, the Notary. THIS DEED IS PUBLIC DEED NUMBER EIGHT HUNDRED TWO (802)

(Signed) ROY CARLOS DURLING TUDISCO – MARTIN GONZALEZ DIAZ – YULIA CORREA – LUIZ FRAIZ DOCABO, Notary Public First (SEAL OF NOTARY PUBLIC)

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Republic of Panama

Notarial Paper

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First Notary Office of the Panama City District

MINUTES OF THE MEETING OF

THE MEMBERS OF SEVEN SEAS CRUISES S. DE R.L.

A meeting of the Members of SEVEN SEAS CRUISES S. DE R.L., a sociedad de responsabilidad limitada organized and existing under the laws of the Republic of Panama (the “Company”) was held at the City of Panama, Republic of Panama, on December 17, 2009, at 4:00 p.m., pursuant to waiver of notice.

Present or represented at the meeting were all of the members of the Company to wit:

CLASSIC CRUISES, LLC, represented at this meeting by its proxy, Mr. Luis Alberto Rodriguez.

CLASSIC CRUISES II, LLC, represented at this meeting by its proxy, Mr. Adolfo Sauri.

so that there was the necessary quorum to hold the meeting.

The members elected Mr. Luis Alberto Rodriguez to act as Chairman of the meeting, in the absence of the President of the Company, and Mr. Adolfo Sauri to act as Secretary of the meeting, in the absence of the Secretary of the Company,

The Chairman stated that it was necessary to consider amending paragraph (h) of Article Seven of the Charter.

After a brief discussion, upon motion duly made and seconded, the following resolutions were unanimously adopted:

RESOLVED THAT: Paragraph (h) of Article Seven of the Charter shall be amended in its entirety to read as follows:

Article Seven: (Administrators and Officers)

(h)    The company shall have officers. The administrators or the members shall appoint and remove any of the officers. The administrators shall, from time to time, determine the duties, responsibilities and powers of the officers. The first officers shall be:

Name	Title

FRANK J. DEL RIO	Chairman and Chief Executive Officer

MARK CONROY	President

ROBIN LINDSAY	Executive Vice President – Marine Operations / Hotel Services

KUNAL S. KAMLANI	Chief Financial Officer and Treasurer

GEMA PINON	Senior Vice President, General Counsel and Secretary

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RESOLVED THAT: Except for the amendment to Article Seven (h) above, the Charter of the Company is in all respects ratified and confirmed and all of the terms, provisions and conditions thereof shall be and remain in full force and effect.

RESOLVED THAT: The above amendment to Article Seven (h) of the Charter of the Company Shall be effective as of today, December 17, 2009.

RESOLVED THAT: ARIAS, FABREGA & FABREGA, attorneys-at-law, with offices at PH Plaza 2000, 16th Floor, 50th Street, Panama, Republic of Panama, are hereby authorized and empowered to appear before a notary public in the City of Panama, Republic of Panama, for the purpose of including a copy of these minutes in a public deed, to record such public deed at the Office of the Public Registry of Panama, and, in general, to perform all such actions that may be necessary in their sole opinion in order to carry out the full intent and purposes of these resolutions.

There being no further business to discuss the meeting was adjourned.

(Signed) Luis Alberto Rodriguez -- Chairman of the Meeting

(Signed) Adolfo Sauri -- Secretary of the Meeting

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